UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  October 26, 2011

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business And Operations

Item 1.01

Entry into a Material Definitive Agreement

On October 26, 2011, Wausau Paper Corp. (the “Company”) entered into a First Amendment to Credit Agreement (the “Amendment”) with the following lenders:  Bank of America, N.A.; BMO Harris Bank National Association (f/k/a M&I Marshall & Ilsley Bank); Wells Fargo Bank, National Association; Northwest Farm Credit Services, PCA; and 1st Farm Credit Services, PCA (collectively, the “Lenders”).  In connection with the Company’s previously announced evaluation of strategic alternatives with respect to the Company’s print and color business and the disposition of its remaining timberland assets, the Amendment expands the Company’s ability to engage in a transaction or series of transactions that may result in a divestiture of these assets in any fiscal year, so long as the assets divested do not exceed 24 percent of the Company’s Consolidated Total Assets, as defined in the Company’s original Credit Agreement entered into with the Lenders and dated as of June 23, 2010 (the “Original Credit Agreement”).  Although the results of the Company’s evaluation of alternatives with respect to the print and color business are uncertain at this time, the Amendment will allow the Company to divest these assets, along with its remaining timberland assets, should its evaluation of strategic alternatives result in a transaction or series of transactions that involves a divestiture in any fiscal year.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, as well as the Original Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 23, 2010.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

First Amendment to Credit Agreement dated October 26, 2011, among Wausau Paper Corp. and Bank of America, N.A.; BMO Harris Bank National Association (f/k/a M&I Marshall & Ilsley Bank); Wells Fargo Bank, National Association; Northwest Farm Credit Services, PCA; and 1st Farm Credit Services, PCA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  October 28, 2011

By:  SCOTT P. DOESCHER

Scott P. Doescher

Executive Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated October 26, 2011

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 10.1

First Amendment to Credit Agreement dated October 26, 2011, among Wausau Paper Corp. and Bank of America, N.A.; BMO Harris Bank National Association (f/k/a M&I Marshall & Ilsley Bank); Wells Fargo Bank, National Association; Northwest Farm Credit Services, PCA; and 1st Farm Credit Services, PCA.